Exhibit 99.4

Annex G

PROXY

Dow Jones & Company, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF STOCKHOLDERS—[•], 2007

The undersigned stockholder of Dow Jones & Company, Inc., revoking all prior proxies, hereby appoints MICHAEL B. ELEFANTE, M. PETER MCPHERSON, JOSEPH A. STERN and RICHARD F. ZANNINO and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of common stock and Class B common stock of the Company which the undersigned is entitled to vote at the special meeting of stockholders to be held on [•], [•], 2007, at [•] a.m. and at any adjournment or postponement thereof, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, dated [•], 2007 and the Proxy Statement/Prospectus furnished therewith.

(PLEASE SIGN AND DATE ON REVERSE SIDE)

Address Change and/or Comments: (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Dow Jones & Company, Inc.

200 Liberty Street, New York, New York 10281

Notice of Special Meeting of Stockholders

to be held [•], [•], 2007

To the Stockholders of

DOW JONES & COMPANY, INC.

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Dow Jones & Company, Inc. will be held at [•], on [•], [•], 2007 at [•] a.m. for the purposes of:

1.Acting on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 31, 2007, by and among News Corporation, Ruby Newco LLC, Dow Jones and Diamond Merger Sub Corporation, as this agreement may be amended;

2.Acting on a proposal to adjourn the special meeting, if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger agreement; and

3. Transacting any other business as may properly come before the special meeting or any adjournments or postponements thereof.

Your attention is directed to the Proxy Statement/Prospectus dated [•], 2007 for further information with respect to the matters to be acted upon at the special meeting.

You can now access your Dow Jones account online.

Access your Dow Jones shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Dow Jones, now makes it easy and convenient to get current information on your shareholder account.

• View account status

• View certificate history

• View book-entry information

• View payment history of dividends

• Make address changes

• Obtain a duplicate 1099 tax form

• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

Call 1-800-851-4228 between 9 am – 7 pm

Monday – Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Mark Here for Address Change or Comments     `

PLEASE SEE REVERSE SIDE

Please mark your vote as indicated in this example.    ☒

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.Proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 31, 2007, by and among News Corporation, Ruby Newco LLC, Dow Jones and Diamond Merger Sub Corporation, as this agreement may be amended

FORAGAINSTABSTAIN

```

2.Proposal to adjourn the special meeting, if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger agreement

FORAGAINSTABSTAIN

```

Signature(s)             Date:            , 2007

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator or trustee or for a corporation, please give your full title. For joint accounts, each owner must sign.

FOLD AND DETACH HERE

VOTE BY INTERNET OR TELEPHONE OR MAIL

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on [•], 2007, the day prior to the special meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

•INTERNET — http://www.proxyvoting.com/dj Use the Internet to vote your proxy. Have your proxy card in hand when you access the web.

OR

•TELEPHONE — 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

•MAIL — Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Proxy Statement/Prospectus on the internet at http://www.shareholder.com/dowjones/edgar.cfm.

PROXY

Dow Jones & Company, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF STOCKHOLDERS—[•], 2007

The undersigned stockholder of Dow Jones & Company, Inc., revoking all prior proxies, hereby appoints MICHAEL B. ELEFANTE, M. PETER MCPHERSON, JOSEPH A. STERN and RICHARD F. ZANNINO and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of common stock and Class B common stock of the Company which the undersigned is entitled to vote at the special meeting of stockholders to be held on [•], [•], 2007, at [•] a.m. and at any adjournment or postponement thereof, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, dated [•], 2007 and the Proxy Statement/Prospectus furnished therewith.

(PLEASE SIGN AND DATE ON REVERSE SIDE)

FOLD AND DETACH HERE

Dow Jones & Company, Inc.

200 Liberty Street, New York, New York 10281

Notice of Special Meeting of Stockholders

to be held [•], [•], 2007

To the Stockholders of

DOW JONES & COMPANY, INC.

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Dow Jones & Company, Inc. will be held at [•],on [•], [•], 2007 at [•] a.m. for the purposes of:

1.Acting on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 31, 2007, by and among News Corporation, Ruby Newco LLC, Dow Jones and Diamond Merger Sub Corporation, as this agreement may be amended;

2.Acting on a proposal to adjourn the special meeting, if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger agreement; and

3. Transacting any other business as may properly come before the special meeting or any adjournments or postponements thereof.

Your attention is directed to the Proxy Statement/Prospectus dated [•], 2007 for further information with respect to the matters to be acted upon at the special meeting.

Address Change and/or Comments: (Mark the corresponding box on the reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Mark Here for Address Change or Comments

`

PLEASE SEE REVERSE SIDE

Please mark your vote as indicated in this example.    ☒

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.Proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 31, 2007, by and among News Corporation, Ruby Newco LLC, Dow Jones and Diamond Merger Sub Corporation, as this agreement may be amended

FORAGAINSTABSTAIN

```

2.Proposal to adjourn the special meeting, if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger agreement

FORAGAINSTABSTAIN

```

Signature(s)             Date:            , 2007

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator or trustee or for a corporation, please give your full title. For joint accounts, each owner must sign.

FOLD AND DETACH HERE

VOTE BY INTERNET OR TELEPHONE OR MAIL

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on [•], 2007, the day prior to the special meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

•INTERNET — http://www.proxyvoting.com/djplans Use the Internet to vote your proxy. Have your proxy card in hand when you access the web.

OR

•TELEPHONE — 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

•MAIL — Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Proxy Statement/Prospectus on the internet at http://www.shareholder.com/dowjones/edgar.cfm.